UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 17, 2010
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-53713	27-0383995
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
215 South Cascade Street, P.O. Box 496, Fergus Falls, MN 56538-0496
(Address of principal executive offices, including zip code)
(866) 410-8780
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On March 17, 2010, Otter Tail Corporation (the “Company”) entered into a Distribution Agreement (the “Agreement”) with J.P. Morgan Securities Inc. (“JPMS”). Pursuant to the terms of the Agreement, the Company may offer and sell its common shares, par value $5.00 per share, from time to time through JPMS, as the Company’s distribution agent for the offer and sale of the shares, up to an aggregate sales price of $75,000,000 (the “Shares”).
     Under the Agreement, the Company will designate the minimum price and maximum number of Shares to be sold through JPMS on any given trading day or over a specified period of trading days, and JPMS will use commercially reasonable efforts to sell such shares on such days, subject to certain conditions. Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions on the NASDAQ Global Select Market at market prices or as otherwise agreed with JPMS. The Company may also agree to sell shares to JPMS, as principal for its own account, on terms agreed by the Company and JPMS in a separate agreement at the time of sale. JPMS will receive from the Company a commission of 2% of the gross sales price per Share for any Shares sold through it as the Company’s distribution agent under the Agreement.
     The Company is not obligated to sell and JPMS is not obligated to buy or sell any of the Shares under the Agreement. No assurance can be given that the Company will sell any of the Shares under the Agreement, or, if it does, as to the price or amount of Shares that it sells, or the dates when such sales will take place.
     The Shares will be issued pursuant to the Company’s shelf registration statement (as amended, the “Registration Statement”) on Form S-3 (File No. 333-159137-99), which was filed with the Securities Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).
     JPMS and its affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company and its affiliates. JPMS and its affiliates have received or may in the future receive, customary fees and commissions for these transactions. An affiliate of JPMS is a lender under the Otter Tail Corporation line of credit and the Otter Tail Power Company line of credit. Such affiliate may receive a portion of the proceeds from the sale of the Shares, in the event that such proceeds are used to repay the Company’s loans under the Otter Tail Corporation line of credit and the Otter Tail Power Company line of credit.
     The Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the Agreement is qualified in its entirety by reference to such exhibit. For a more detailed description of the Agreement, see the disclosure under the caption “Plan of distribution” contained in the Company’s Prospectus Supplement dated March 17, 2010 to the Prospectus dated July 1, 2009, which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated by reference. The Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.
     A copy of the opinion of Dorsey & Whitney LLP, relating to the legality of the Shares, is filed as Exhibit 5.1 to this Current Report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

     The following exhibits to the Registration Statement are being filed with this report:

Exhibit
Number	Description
1.1	Distribution Agreement dated March 17, 2010 between the Company and J.P. Morgan Securities Inc.

5.1	Opinion of Dorsey & Whitney LLP.

23.1	Consent of Dorsey & Whitney LLP (contained in Exhibit 5.1).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTER TAIL CORPORATION
Date: March 17, 2010	By:	/s/ George A. Koeck
George A. Koeck
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Distribution Agreement dated March 17, 2010 between the Company and J.P. Morgan Securities Inc.

5.1	Opinion of Dorsey & Whitney LLP.

23.1	Consent of Dorsey & Whitney LLP (contained in Exhibit 5.1).